Fair Value Measurements -(Reconciliation) (Details) - Residential mortgage-backed securities $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Reconciliation of activity for mortgage-backed securities on a net basis
Balance at the beginning of the period	$ 21,229
Principal paydowns	(4,417)
Total unrealized losses included in:
Other comprehensive loss	1,147
Impairment realized in earnings	(354)
Balance at the end of the period	$ 17,605